UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________
FORM 8-K
______________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 29, 2016

NVIDIA CORPORATION (Exact name of registrant as specified in its charter)

Delaware	0-23985	94-3177549
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2701 San Tomas Expressway, Santa Clara, CA (Address of principal executive offices)	95050 (Zip Code)
Registrant’s telephone number, including area code: (408) 486-2000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On November 29, 2016, the Board of Directors (the “Board”) of NVIDIA Corporation ( “NVIDIA”) amended and restated NVIDIA’s Bylaws (the “Restated Bylaws”) to implement proxy access and amend certain provisions providing for advance notice of stockholder proposals and nominations for director (other than proposals properly made in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended). The Restated Bylaws became effective immediately upon adoption by the Board as described below.
A new Section 5(h) permits a stockholder (or a group of up to 20 stockholders) owning at least 3% of the voting power of NVIDIA’s outstanding capital stock, continuously for at least three years, to include director nominees in NVIDIA’s annual meeting proxy materials; provided that the stockholders and nominees satisfy the requirements specified in the Restated Bylaws. These nominees may constitute the greater of two directors or 20% of the Board.
Commencing with the annual meeting in calendar 2018, the Restated Bylaws also require a stockholder who desires to nominate a member of the Board for election at NVIDIA’s annual meeting (other than through proxy access) to provide written notice to the Secretary of NVIDIA at least 90 days and no more than 120 days prior to the first anniversary of the prior year’s annual meeting of stockholders. Under the bylaws that were in effect prior to this amendment, the notice period for stockholder nominations to the Board was between the 120th and 150th day prior to the first anniversary of the prior year’s annual meeting of stockholders.
The Restated Bylaws further provide that, in the event that the date of the annual meeting is advanced more than 30 days prior to, or delayed by more than 30 days after, the anniversary of the prior year’s annual meeting, or if no annual meeting was held in the prior year, for notice by the stockholder to be timely, such stockholder’s written notice must be delivered to the Secretary between the 90th and 120th day prior to such annual meeting, or not later than the 10th day following public announcement of the date of the meeting by NVIDIA.
The Restated Bylaws also include other changes to the provisions in Section 5 to account for proxy access, and a number of other administrative and conforming changes.
This description is only a summary of the changes made to the Restated Bylaws and is qualified in its entirety by reference to the Restated Bylaws, which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

3.1	Bylaws of NVIDIA Corporation, Amended and Restated as of November 29, 2016

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NVIDIA Corporation
Date: December 1, 2016	By: /s/ David M. Shannon
David M. Shannon
Executive Vice President, Chief Administrative Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description

3.1	Bylaws of NVIDIA Corporation, Amended and Restated as of November 29, 2016